                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                      Date of report:  November 11, 1999
                       (Date of earliest event reported)





                          Sizzler International, Inc.
                        -------------------------------
            (Exact name of Registrant as specified in its charter)


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
        Delaware                       1-10711                           95-4307254
        --------                      --------                           ----------
(State of Incorporation)         (Commission File No.)       (IRS Employer Identification Number)

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         6101 West Centinela Avenue, Suite 200, Culver City, CA  90230
         -------------------------------------------------------------
         (Address of principal executive offices, including zip code)



                                (310) 568-0135
                                --------------
             (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

     On November 11, 1999 Sizzler International, Inc. (the "Registrant") issued a press release announcing authorization by the Board of Directors to repurchase up to 1.5 million shares of Sizzler comon stock, which press release is filed herewith as Exhibit 99.1 and incorporated herein by this reference.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


Exhibit No.              Description
--------------          --------------
99.1                    Press Release dated November 11, 1999.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                        Sizzler International, Inc.


                                        By:  /s/ Steven R. Selcer
                                        ---------------------------
                                        Name:  Steven R. Selcer
                                        Title: Vice President and
                                               Chief Financial Officer


Dated:  November 12, 1999